                                                                Exhibit 99


                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
            AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                            AND SUPPLEMENTAL SCHEDULE
                             AS OF DECEMBER 31, 2000




                                    CONTENTS

Independent Auditor's Report...........................................1

FINANCIAL STATEMENTS

Statements of Net Assets Available for Benefits........................2

Statements of Changes in Net Assets Available for Benefits.............3

Notes to Financial Statements..........................................4

SUPPLEMENTARY SCHEDULE

Schedule of Assets Held for Investment Purposes.......................11

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
The Limited, Inc. and the
Plan Administrator of The Limited, Inc.
Savings and Retirement Plan:


We have audited the accompanying statements of net assets available for benefits of The Limited, Inc. Savings and Retirement Plan as of December 31, 2000 and 1999, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 2000 and 1999, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of investments held for investment purposes is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/S/ Ary & Roepcke



Columbus, Ohio,
March 28, 2001

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                           DECEMBER 31, 2000 AND 1999



                                                       2000             1999
                                                   ------------     ------------
ASSETS
Investments                                        $406,759,271     $454,072,603

Receivable for contributions:
     Employers                                       25,234,258       28,574,143
     Participants                                     1,600,717        1,709,157
                                                   ------------     ------------

         Total receivable contributions              26,834,975       30,283,300
                                                   ------------     ------------

Due from brokers                                           --            120,275
Accrued interest and dividends                           13,863           97,796
                                                   ------------     ------------

     Total assets                                   433,608,109      484,573,974
                                                   ------------     ------------

LIABILITIES

Cash overdraft                                            1,135             --
Administrative fees payable                             141,710           27,626
                                                   ------------     ------------

     Total liabilities                                  142,845           27,626
                                                   ------------     ------------

Net assets available for benefits                  $433,465,264     $484,546,348
                                                   ============     ============










   The accompanying notes are an integral part of these financial statements.

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                       2000                 1999
                                                  -------------        -------------
ADDITIONS

Investment income:
     Net appreciation (depreciation) in
         fair value of investments                $ (74,624,579)       $  77,211,144
     Mutual funds' earnings                          20,084,246           12,083,572
     Dividends                                        1,424,582            1,525,988
     Investment contracts' earnings                   5,927,208              816,931
     Common collective trust's earnings                 392,764              484,641
                                                  -------------        -------------

         Total investment income (loss)             (46,795,779)          92,122,276
                                                  -------------        -------------

Contributions:
     Employers                                       34,937,314           39,536,720
     Participants                                    19,584,559           20,097,162
                                                  -------------        -------------

         Total contributions                         54,521,873           59,633,882
                                                  -------------        -------------

         Total additions                              7,726,094          151,756,158
                                                  -------------        -------------

DEDUCTIONS

     Distributions to participants                   56,984,295           56,199,313
     Administrative expenses                          1,822,883            1,061,328
                                                  -------------        -------------

         Total deductions                            58,807,178           57,260,641
                                                  -------------        -------------

Net increase (decrease) prior to transfers          (51,081,084)          94,495,517

Transfer of net assets available for
     benefits to plans of former affiliates                --            (18,001,283)
                                                  -------------        -------------

Net increase (decrease)                             (51,081,084)          76,494,234

NET ASSETS AVAILABLE FOR PLAN BENEFITS
     Beginning of year                              484,546,348          408,052,114
                                                  -------------        -------------

     End of year                                  $ 433,465,264        $ 484,546,348
                                                  =============        =============











   The accompanying notes are an integral part of these financial statements.

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2000 AND 1999






(1)  DESCRIPTION OF THE PLAN

         GENERAL

         The Limited, Inc. Savings and Retirement Plan (the "Plan") is a defined contribution plan covering certain employees of The Limited, Inc. and its affiliates (the "Employers") who are at least 21 years of age and have completed 1,000 or more hours of service during their first consecutive twelve months of employment or any calendar year beginning in or after their first consecutive twelve months of employment. Effective January 1, 2000, an employee whose base salary equals or exceeds $100,000 and has met the eligibility requirements, described above, are eligible to receive the non-service related retirement contribution, but may not elect to make voluntary contributions. Certain employees of the Employers, who are covered by a collective bargaining agreement, are not eligible to participate in the Plan.

         Effective August 31, 1999, an affiliate of Freeman, Spogli & Co. (together with Galyan's management) purchased a 60% interest in Galyan's. Subsequent to the sale, the net assets available for benefits allocated to the former participants employed by Galyan's were transferred to Galyan's retirement plan.

         Effective August 23, 1999, The Limited, Inc. completed the spin-off of Too, Inc. (successor company to Limited Too). Subsequent to the spin-off, the net assets available for benefits allocated to the former participants employed by Limited Too were transferred to the Too, Inc. Savings and Retirement Plan.

         During 1999 the plan was amended several times to among other things 1) change the requirement for a participant to be active on the last day of the annual payroll period to a requirement for a participant to be active on the last day of the plan year as it relates to the Employers' service and non-service retirement contribution, and 2) allow for the establishment of unit values for one or more of the investment funds and permit the accounts setting forth each participant's interest in such investment funds to be maintained in terms of units.

         Effective January 1, 2000, the Plan was amended to among other things
         1) change the eligibility as noted under eligibility above and under participant's voluntary contributions below, and 2) allow forfeitures to be applied to reduce Plan expenses.

         The following description of the Plan provides only general information. Participants should refer to the Plan document for a more complete description of the Plan's provisions. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended.

         CONTRIBUTIONS

         Employers' contributions:

         The Employers may provide a non-service related retirement contribution of 4% of annual compensation up to the Social Security wage base and 7% of annual compensation thereafter, and a service related retirement contribution of 1% of annual compensation for participants who have completed five or more years of vesting service as of the last day of the Plan year. Participants who complete 500 hours of service during the Plan year and are participants on the last day of the Plan year are eligible. The annual compensation of each participant taken into account under the Plan is limited to the maximum amount permitted under
         Section 401(a)(17) of the Internal Revenue Code. The annual compensation limit for the Plan year ended December 31, 2000, was $170,000.

         The Employers may also provide a matching contribution of 100% of the participant's voluntary contributions (50% for participants who are associates of Galyan's) up to 3% of the participant's total annual compensation.

         Participant's voluntary contributions:

         A participant may elect to make a voluntary tax-deferred contribution of 1% to 6% of his or her annual compensation up to the maximum permitted under Section 402(g) of the Internal Revenue Code adjusted annually ($10,500 at December 31, 2000). This voluntary tax-deferred contribution may be limited by Section 401(k) of the Internal Revenue Code. Effective January 1, 2000, a participant whose base salary equals or exceeds $100,000 will cease being a participant for purposes of making voluntary contributions, the first day of the plan year following the year in which the $100,000 base salary threshold is met. Instead, such employee will become a participant in the Supplemental Retirement Plan, a non-qualified plan, for purposes of making voluntary contributions.

         INVESTMENT OPTIONS

         The Limited, Inc. Common Stock Fund - invests primarily in common stock of The Limited, Inc. with up to 3% of the fund being invested in money-market instruments. The goal of the fund is capital growth and dividend income.

         Intimate Brands, Inc. Common Stock Fund - invests primarily in common stock of Intimate Brands, Inc., an 84%-owned subsidiary of The Limited, Inc., with up to 3% of the fund being invested in money-market instruments. The goal of the fund is capital growth and dividend income.

         SARP Stable Value Fund - invests primarily in investment contracts, stable value contracts and short-term investments. The goal of the fund is preservation of principal and income while maximizing current income. This investment option was not available until October 1, 1999.

         Vanguard Retirement Savings Trust Fund - a mutual fund, investing in investment contracts issued by insurance companies and banks. The goal of the fund is to provide preservation of principal and income while maximizing current income. This investment option was not available after September 30, 1999.

         Vanguard Institutional Index Fund - a mutual fund, investing in the 500 stocks that comprise the Standard & Poor's 500 Composite Stock Price Index (S&P 500) in proportion to their weighting in the index. The goal of the fund is long-term growth of capital and income from dividends. During 1999 this mutual fund replaced the Vanguard Index Trust 500 Portfolio investment option, whose investment strategy and goals were similar.

         Vanguard U.S. Growth Fund - a mutual fund, investing primarily in large-capitalization stocks of seasoned U.S. companies with records of growth. The goal of the fund is long-term capital growth.

         Vanguard Wellington Fund - a mutual fund, investing 60-70% in the stocks of well-established companies and 30-40% in long-term maturity corporate bonds, Treasury Bonds and mortgage securities. The goal of the fund is current income and long-term growth of capital. This investment option was not available after September 30, 1999.

         Janus Overseas Fund - a mutual fund, investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. The goal of the fund is long-term capital growth. This investment option was not available until October 1, 1999.

         American Century Income & Growth Fund - a mutual fund, investing primarily in common stocks selected from a universe of the 1,500 largest companies traded in the U.S. The goal of the fund is dividend growth, current income, and capital appreciation. This investment option was not available until October 1, 1999.

         AIM Balanced Fund (Class A) - a mutual fund, investing primarily in high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. The goal of the fund is high total return consistent with preservation of capital. This investment option was not available until October 1, 1999.

         AXP Selective Fund (Class Y) - a mutual fund, investing primarily in medium-to high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. The goal of the fund is current income and preservation of capital. This investment option was not available until October 1, 1999.

         American Express Trust Long-Term Horizon (80:20) Fund - a common collective trust, investing in a predetermined mix of growth, growth/income and income investments. The goal of the fund is to create a diversified portfolio with a moderate risk profile designed for individuals with long-term goals. This investment option was not available until October 1, 1999.

         American Express Trust Medium-Term Horizon (50:50) Fund - a common collective trust, investing in a predetermined mix of growth, growth/income, income, and money market (cash equivalents) investments. The goal of the fund is to create a diversified portfolio with a conservative risk profile designed for individuals with medium-term goals. This investment option was not available until October 1, 1999.

         American Express Trust Short-Term Horizon (25:75) Fund - a common collective trust, investing in a predetermined mix of growth, growth/income, income, and money market (cash equivalents) investments. The goal of the fund is to create a diversified portfolio with a conservative risk profile designed for individuals with short-term goals. This investment option was not available until October 1, 1999.

         Self-Directed Brokerage Account - allowing the participant to invest in securities not offered otherwise. This investment option was not available until October 1, 1999.

         VESTING

         A participant is fully and immediately vested for voluntary and rollover contributions and is credited with a year of vesting service in the Employers' contributions for each Plan year that they are credited with at least 500 hours of service. A summary of vesting percentages in the Employers' contributions follows:

         YEARS OF VESTED SERVICE                                       PERCENTAGE
         -----------------------                                       ----------
         Less than 3 years                                             0%
         3 years                                                       20
         4 years                                                       40
         5 years                                                       60
         6 years                                                       80
         7 years                                                       100

         PAYMENT OF BENEFITS

         The full value of participants' accounts becomes payable upon retirement, disability, or death. Upon termination of employment for any other reason, participants' accounts, to the extent vested, become payable. Those participants with vested account balances greater than $5,000 have the option of leaving their accounts invested in the Plan until age 65. All benefits will be paid as a lump-sum distribution. Those participants holding shares of Employer Securities will have the option of receiving such amounts in whole shares of Employer Securities and cash for any fractional shares. Participants have the option of having their benefit paid directly to an eligible retirement plan specified by the participant.

         A participant who is fully vested in his or her account and who has participated in the Plan for at least seven years may obtain an in-service withdrawal from their account based on the percentage amounts designated by the Plan. A participant may also request a hardship distribution due to an immediate and heavy financial need based on the terms of the Plan.

         AMOUNTS ALLOCATED TO PARTICIPANTS WITHDRAWN FROM THE PLAN

         The vested portion of net assets available for benefits allocated to participants withdrawn from the plan was $1,064,451 and $251,148 as of December 31, 2000 and 1999, respectively.

         FORFEITURES

         Forfeitures are used to reduce the Employers' required contributions, and if so elected by the Employers, to reduce administrative expenses. Forfeitures of $10,405,105 and $4,167,347 were used to reduce contributions for the years ended December 31, 2000 and 1999, respectively. Forfeitures of $769,952 and $405,187 were used to reduce administrative expenses for the years ended December 31, 2000 and 1999, respectively.

         EXPENSES AND FEES

         Expenses of the plan are deducted from participants' accounts as follows, 1) annual participant fee of from $12 to $200 based on their account balance which is deducted on a quarterly basis, 2) a $10 disbursement fee for withdrawals and terminations, 3) a $3 fee for recurring installment disbursements, and 4) a $50 annual fee for a self directed brokerage account. Investments in the Limited, Inc., Intimate Brands, Inc., Too, Inc., and Abercrombie & Fitch Co. stock funds charged an administrative fee of 3 basis points through a reduction in earnings. Investments in the Sarp Stable Value Fund are charged an administrative fee of 30 basis points through a reduction in earnings. The Employers pay administrative expenses incurred in excess of these fees by either direct payment or forfeitures. Expenses and fees excluding those paid directly have been reported in the financial statements as administrative expenses. Prior to October 1, 1999, earnings from investments were reduced by a predetermined amount to pay for administrative expenses with any excess administrative fees being paid by the Employers.

         Brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Plan's assets will be added to the cost of such investments or deducted from the proceeds thereof, as the case may be.

(2)      SUMMARY OF ACCOUNTING POLICIES

         BASIS OF PRESENTATION

         The accompanying financial statements have been prepared on the accrual basis of accounting, including investment valuation and income recognition.

         ESTIMATES

         The Plan prepares its financial statements in conformity with generally accepted accounting principles, which requires management to make estimates and assumptions that affect the reported amounts of net assets available for plan benefits at the date of the financial statements and the changes in net assets available for plan benefits during the reporting period and, when applicable, disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

         RISKS

         The plan provides for the various investment options as described in
         Note 1. Any investment is exposed to various risks, such as interest rate, market and credit. These risks could result in a material effect on participants' account balances and the amounts reported in the statements of net assets available for benefits and the statements of changes in net assets available for benefits.

         INCOME RECOGNITION

         Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

         INVESTMENT VALUATION

         Mutual funds are stated at fair value as determined by quoted market prices, which represents the net asset value of shares held by the Plan at year-end. Common stocks are valued as determined by quoted market price. The common collective trusts are valued on a daily basis. The value of each unit is determined by subtracting total liabilities from the total value of the assets, including accrued income, and dividing the amount remaining by the number of units outstanding on the valuation date. Investment contracts are recorded at contract value (Note 4).

         NET APPRECIATION (DEPRECIATION) IN FAIR VALUE OF INVESTMENTS

         Net realized and unrealized appreciation (depreciation) is recorded in the accompanying statements of changes in net assets available for benefits as net appreciation (depreciation) in fair value of investments.

         BENEFIT PAYMENTS

         Benefits are recorded when paid.

         RECLASSIFICATION OF PRIOR YEAR INFORMATION

         Certain prior year information has been reclassified to conform to current year presentation.

(3)      INVESTMENTS
         The Plan's investments are held by the American Express Trust Company, as trustee of the Plan. Prior to October 1, 1999 the Plan's investments were held by The Chase Manhattan Bank, as trustee of the Plan. The following table presents balances for 2000 and 1999 for the Plan's current investment options. Investments that represent 5 percent or more of the Plan's net assets are separately identified.

                                                                       2000             1999
                                                               ------------     ------------
         Investments at fair value as determined by
              QUOTED MARKET PRICE Common stock:
                      The Limited, Inc.                        $ 69,100,258     $ 94,235,093
                      Other                                      16,880,923       19,385,157
                                                               ------------     ------------
                                                                 85,981,181      113,620,250
                                                               ------------     ------------

                  Warrants                                             --              2,594
                                                               ------------     ------------

                  Mutual funds:
                      Vanguard Institutional Index Fund          95,254,571      110,157,390
                      Vanguard U.S. Growth Portfolio             77,713,075       98,740,931
                      AIM Balanced Class A Fund                  26,356,111       27,398,996
                      Other                                       9,451,000        3,702,543
                                                               ------------     ------------
                                                                208,774,757      239,999,860
                                                               ------------     ------------
                      Total quoted market price                 294,755,938      353,622,704

              CONTRACT COST
                  Investment contracts                           93,314,059       74,075,377
              ESTIMATED FAIR VALUE
                  Common collective trusts                       18,689,274       26,374,522
                                                               ------------     ------------
                           Total investments at fair value     $406,759,271     $454,072,603
                                                               ============     ============

         The Plan's investments (including investments bought, sold, and held during the year) appreciation (depreciation) in value for the years ended December 31, 2000 and 1999, is set forth below:

                                                                  2000              1999
                                                          ------------      ------------
         Investments at fair value as determined by
              QUOTED MARKET PRICE
                  Common stock                            $(23,366,324)     $ 41,273,056
                  Warrants                                      (3,135)           (1,330)
                  Mutual funds                             (52,135,638)       35,677,665
                                                          ------------      ------------
                                                           (75,505,097)       76,949,391
              ESTIMATED FAIR VALUE
                  Common collective trusts                     880,518           261,753
                                                          ------------      ------------
                      Net appreciation (depreciation)
                           in fair value                  $(74,624,579)     $ 77,211,144
                                                          ============      ============

INVESTMENT CONTRACTS

         The Plan entered into investment contracts with insurance companies and financial institutions. The contracts are included in the financial statements at contract value, which approximates fair value, as reported to the Plan by the contract issuers. Contract value represents contributions made under the contract, plus earnings, less plan withdrawals and administrative expenses.

         These contracts provided a liquidity guarantee by financially responsible third parties of principal and previously accrued interest for liquidations, transfers, or hardship withdrawals initiated by plan participants exercising their rights to withdraw or transfer funds under the terms of the on-going Plan. The average yield on the contracts was 7.26% and 6.88% for the years ended December 31, 2000 and 1999, respectively.

(5)      TAX STATUS

         The Plan obtained its latest determination letter on January 30, 1995, in which the Internal Revenue Service stated that the Plan, as amended and restated January 1, 1992 was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan administrator and the Plan's tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Internal Revenue Code.

(6)      PLAN ADMINISTRATION

         A Committee, the members of which are appointed by the Board of Directors of the Employers, administers the Plan.

(7)      PLAN TERMINATION

         Although the Employers have not expressed any intent to do so, the Employers have the right under the Plan to discontinue their contributions at any time. The Limited, Inc. has the right at any time, by action of its Board of Directors, to terminate the Plan subject to provisions of ERISA. Upon Plan termination or partial termination, participants will become fully vested in their accounts.

PARTIES-IN-INTEREST

         American Express Trust Company, trustee of the Plan, its subsidiaries and affiliates maintain and manage certain of the investments of the Plan for which the Plan is charged.

(9)      RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

         The following is a reconciliation of net assets available for benefits per the financial statements to Form 5500:

                                                        2000               1999
                                               -------------      -------------
         Net Assets Available for Benefits
             Per the Financial Statements      $ 433,465,264      $ 484,546,348
         Amounts Allocated to Withdrawing
             Participants                         (1,064,451)          (251,148)
                                               -------------      -------------

         Net Assets Available for Benefits
                 Per Form 5500                 $ 432,400,813      $ 484,295,200
                                               =============      =============

         The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500:
         Benefits Paid to Participants Per the Financial
             Statements                                      $ 56,984,295
         Amounts Allocated to Withdrawing Participants:
             At December 31, 2000                               1,064,451
             At December 31, 1999                                (251,148)
                                                             ------------

         Benefits Paid to Participants Per Form 5500         $ 57,797,598
                                                             ============

         Amounts allocated to withdrawing participants are recorded on Form 5500 for benefit claims that have been processed and approved for payment prior to December 31 but not yet paid as of that date.

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000

   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
    *     Limited, Inc.                          Common Stock - 4,049,832 shares                               $69,100,258

    *     Intimate Brands, Inc.                  Common Stock - 614,805 shares                                   9,222,075

          Too, Inc.                              Common Stock - 280,294 shares                                   3,564,199

          Abercrombie & Fitch Co.                Common Stock - 87,626 shares                                    1,752,520

          EMC Corp.                              Common Stock - 3,940 shares                                       262,010

          Applied Micro Circuits Corp.           Common Stock - 2,400 shares                                       180,113

          JDS Uniphase Corp.                     Common Stock - 2,956 shares                                       123,227

          PMC-Sierra, Inc.                       Common Stock - 1,565 shares                                       123,048

          Cisco Systems                          Common Stock - 2,854 shares                                       109,165

          NASDAQ Gold TR I Unit                  Common Stock - 1,225 shares                                        71,509

          General Electric                       Common Stock - 1,479 shares                                        70,899

          Triquant Semiconductor                 Common Stock - 1,600 shares                                        69,899

          Nokia Corp.                            Common Stock - 1,181 shares                                        51,374

          Qualcomm, Inc.                         Common Stock - 610 shares                                          50,134

          Ariba, Inc.                            Common Stock - 908 shares                                          48,692

          Laboratory Corporation of America      Common Stock - 250 shares                                          44,000

          Immunex Corp.                          Common Stock - 1,050 shares                                        42,656

          Network Applicance                     Common Stock - 600 shares                                          38,512

          Wal-Mart Stores                        Common Stock - 659 shares                                          35,009

          Cree, Inc.                             Common Stock - 930 shares                                          33,044

          Sun Microsystems                       Common Stock - 1,148 shares                                        32,001

          SDL, Inc.                              Common Stock - 200 shares                                          29,637

          Broadcom Corp.                         Common Stock - 300 shares                                          25,200

          Ciena Corporation                      Common Stock - 300 shares                                          24,375

          Universal Health Services Class B      Common Stock - 200 shares                                          22,350

          Impath, Inc.                           Common Stock - 325 shares                                          21,613

* Represents a party in interest

(1) Cost information omitted - investment is part of individual account plan that a participant or beneficiary directed with respect to assets allocated to his or her account.

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000

   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          KB Home                                Common Stock - 600 shares                                          20,212

          Amerisource Health Corp. Class A       Common Stock - 400 shares                                          20,200

          Texas Intruments                       Common Stock - 426 shares                                          20,182

          SEI Corp.                              Common Stock - 180 shares                                          20,160

          Standard Pacific Corp.                 Common Stock - 860 shares                                          20,103

          Mitchell Energy & Development          Common Stock - 325 shares                                          19,906

          Pharmaceutical Product                 Common Stock - 395 shares                                          19,625

          RF Micrio-Devices                      Common Stock - 706 shares                                          19,371

          Oracle Systems                         Common Stock - 646 shares                                          18,774

          Health Management Assoc Class A        Common Stock - 900 shares                                          18,675

          Walt Disney Co.                        Common Stock - 636 shares                                          18,404

          AOL Time Warner, Inc.                  Common Stock - 522 shares                                          18,166

          CitiGroup, Inc.                        Common Stock - 349 shares                                          17,821

          Microsoft Corp.                        Common Stock - 400 shares                                          17,350

          Motorola, Inc.                         Common Stock - 854 shares                                          17,294

          Intel Corp.                            Common Stock - 552 shares                                          16,594

          International Business Machines        Common Stock - 191 shares                                          16,235

          Corning, Inc.                          Common Stock - 290 shares                                          15,315

          Webmd Corp.                            Common Stock - 1,903 shares                                        15,104

          Tyco International                     Common Stock - 251 shares                                          13,931

          Jupiter Networks                       Common Stock - 107 shares                                          13,489

          Checkpoint Software                    Common Stock - 100 shares                                          13,356

          Unify                                  Common Stock - 3,390 shares                                        13,136

          Alexion Pharmaceutical                 Common Stock - 201 shares                                          13,052

          Lucent Technologies                    Common Stock - 926 shares                                          12,501

          Rambus, Inc.                           Common Stock - 330 shares                                          11,921

          Oak Technology, Inc.                   Common Stock - 1,333 shares                                        11,580

          Dell Computer Corp.                    Common Stock - 650 shares                                          11,334

          Vitesse Corp.                          Common Stock - 200 shares                                          11,062

          Xilinx, Inc.                           Common Stock - 237 shares                                          10,932

          Applied Materials                      Common Stock - 268 shares                                          10,234

          Asia Satellite  ADR                    Common Stock - 500 shares                                          10,188

          Siebel Systems                         Common Stock - 150 shares                                          10,144

          Home Depot                             Common Stock - 220 shares                                          10,051

          Verizon Communications                 Common Stock - 200 shares                                          10,025

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000


   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          CMGI, Inc.                             Common Stock - 1,735 shares                                         9,706

          Sonus Networks                         Common Stock - 377 shares                                           9,519

          Gentex Corp.                           Common Stock - 500 shares                                           9,313

          Worldcom.Inc.                          Common Stock - 640 shares                                           9,000

          Federal National Mortgage              Common Stock - 100 shares                                           8,675

          Tanox, Inc.                            Common Stock - 212 shares                                           8,308

          Global Crossing LTD                    Common Stock - 570 shares                                           8,158

          Micromuse, Inc.                        Common Stock - 132 shares                                           7,967

          LSI Logic Corp.                        Common Stock - 462 shares                                           7,896

          Franklin Resources                     Common Stock - 200 shares                                           7,620

          Yahoo, Inc.                            Common Stock - 212 shares                                           6,372

          Sungard Data Systems, Inc.             Common Stock - 135 shares                                           6,362

          Vericalnet, Inc.                       Common Stock - 800 shares                                           5,325

          Comcast Corp.                          Common Stock - 125 shares                                           5,219

          AT&T Wireless Group                    Common Stock - 300 shares                                           5,194

          Exxon Mobil Corp.                      Common Stock - 58 shares                                            5,042

          Echelon Corp.                          Common Stock - 300 shares                                           4,819

          3 Com Corp.                            Common Stock - 550 shares                                           4,675

          Atmel Corp.                            Common Stock - 400 shares                                           4,650

          Pfizer, Inc.                           Common Stock - 100 shares                                           4,600

          Avanex Corporation                     Common Stock - 75 shares                                            4,467

          Finisar Corp.                          Common Stock - 150 shares                                           4,350

          Philip Morris                          Common Stock - 97 shares                                            4,268

          Qwest Communication International      Common Stock - 100 shares                                           4,088

          Quantum Corp.                          Common Stock - 300 shares                                           3,975

          Entrust Technology                     Common Stock - 300 shares                                           3,900

          Redback Networks                       Common Stock - 94 shares                                            3,854

          Glogic Corp.                           Common Stock - 50 shares                                            3,850

          Nortel Networks Corp                   Common Stock - 120 shares                                           3,847

          Sanmina Corp.                          Common Stock - 50 shares                                            3,831

          GAP, Inc.                              Common Stock - 150 shares                                           3,825

          People Soft                            Common Stock - 100 shares                                           3,719

          Huntington Bancshare                   Common Stock - 220 shares                                           3,561

          Exodus Communication                   Common Stock - 175 shares                                           3,500

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000


   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          Compuware                              Common Stock - 558 shares                                           3,488

          Wind River Systems                     Common Stock - 100 shares                                           3,413

          Amazon. Com, Inc.                      Common Stock - 208 shares                                           3,237

          Cortex Pharmaceuticals, Inc.           Common Stock - 2,100 shares                                         3,215

          Extreme Networks, Inc.                 Common Stock - 82 shares                                            3,208

          Micron Technology                      Common Stock - 90 shares                                            3,195

          Advanced Micro Development             Common Stock - 230 shares                                           3,177

          Aether Systems, Inc.                   Common Stock - 81 shares                                            3,169

          Sycamore Networks, Inc.                Common Stock - 85 shares                                            3,166

          Procter & Gamble                       Common Stock - 40 shares                                            3,137

          Coca-Cola Co.                          Common Stock - 50 shares                                            3,047

          Online Power Supply, Inc.              Common Stock - 500 shares                                           3,000

          Brocade Communications                 Common Stock - 32 shares                                            2,938

          Johnson & Johnson                      Common Stock - 27 shares                                            2,837

          Conseco Co.                            Common Stock - 200 shares                                           2,637

    *     American Express                       Common Stock - 47 shares                                            2,582

          Storage Networks, Inc.                 Common Stock - 100 shares                                           2,481

          AT&T Corp.                             Common Stock - 139 shares                                           2,405

          Biogen, Inc.                           Common Stock - 40 shares                                            2,401

          Ford Motor Company                     Common Stock - 100 shares                                           2,344

          Foundry Networks                       Common Stock - 140 shares                                           2,100

          Orchid Biosciences, Inc.               Common Stock - 147 shares                                           2,058

          Digital Island, Inc.                   Common Stock - 500 shares                                           2,031

          Hewlett Packard                        Common Stock - 57 shares                                            1,799

          Taiwan Semi ADR                        Common Stock - 100 shares                                           1,725

          Agilent Technologies                   Common Stock - 30 shares                                            1,643

          Wireless Facilities                    Common Stock - 45 shares                                            1,631

          Portal Software                        Common Stock - 200 shares                                           1,569

          Stem Cells, Inc.                       Common Stock - 600 shares                                           1,500

          Koala Corp.                            Common Stock - 170 shares                                           1,445

          Priceline.Com, Inc.                    Common Stock - 1,099 shares                                         1,442

          Bio Technology General Corp.           Common Stock - 200 shares                                           1,412

          Glenayre Technologies, Inc.            Common Stock - 400 shares                                           1,412

          Warnaco                                Common Stock - 800 shares                                           1,350

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000


   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          Genzyme Corp.                          Common Stock - 15 shares                                            1,349

          Power-One, Inc.                        Common Stock - 31 shares                                            1,219

          Microstrategy                          Common Stock - 125 shares                                           1,188

          Cypress Semiconductor                  Common Stock - 55 shares                                            1,083

          Resource Bancshares                    Common Stock - 150 shares                                           1,058

          ONI Systems Corp.                      Common Stock - 24 shares                                              949

          Serviceware Technology, Inc.           Common Stock - 200 shares                                             947

          General Magic, Inc.                    Common Stock - 648 shares                                             911

          Lanoptics LTD. ORD Shares              Common Stock - 90 shares                                              866

          Struthers, Inc.                        Common Stock - 4,000 shares                                           800

          Computer Associates International      Common Stock - 40 shares                                              780

          Koninklijke Philips Electronics        Common Stock - 21 shares                                              761

          Plaintree Systems, Inc.                Common Stock - 2,000 shares                                           750

          Razorfish, Inc.                        Common Stock - 459 shares                                             746

          Avaya                                  Common Stock - 68 shares                                              701

          Knight Trading Group, Inc.             Common Stock - 50 shares                                              697

          Bradlees, Inc.                         Common Stock - 2,700 shares                                           591

          Williams Communication                 Common Stock - 50 shares                                              588

          Eagle Wireless International, Inc.     Common Stock - 370 shares                                             578

          Barnes & Noble.Com, Inc.               Common Stock - 427 shares                                             560

          ASM Lithography                        Common Stock - 24 shares                                              541

          Inamed Corporation                     Common Stock - 25 shares                                              511

          AK Steel                               Common Stock - 50 shares                                              438

          Pawnbroker.Com, Inc.                   Common Stock - 3,375 shares                                           388

          Citrix Systems, Inc.                   Common Stock - 15 shares                                              338

          Internet Capital Group                 Common Stock - 100 shares                                             328

          Sunday Communication LTD               Common Stock - 160 shares                                             320

          Barpoint.Com, Inc.                     Common Stock - 235 shares                                             235

          Vasomedical, Inc.                      Common Stock - 100 shares                                             219

          Loudeye Technologies                   Common Stock - 150 shares                                             178

          Conexant Systems, Inc.                 Common Stock - 11 shares                                              169

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000

   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          Vertical Computer System, Inc.         Common Stock - 2,732 shares                                           148

          Novell, Inc.                           Common Stock - 25 shares                                              130

          Pumatech, Inc.                         Common Stock - 28 shares                                              116

          Northpoint Community Group             Common Stock - 300 shares                                             103

          Verado Holdings, Inc.                  Common Stock - 135 shares                                              89

          Marvel Enterprises, Inc.               Common Stock - 50 shares                                               72

          Econnect                               Common Stock - 145 shares                                              45

          Calypte Biomedical                    Common Stock - 40 shares                                               42

          Xybernaut Corp.                        Common Stock - 20 shares                                               34

          Compositech LTD                        Common Stock - 295 shares                                              11

          Smart Sources, Inc.                    Common Stock - 100 shares                                               9

    *     American Express Trust Income I        Common Collective Trust - 241,876.395 shares                   13,179,361

    *     American Express Trust Money Market I  Common Collective Trust - 2,823,361.32 shares                   2,823,361

    *     American Express Trust Horizon Long    Common Collective Trust - 46,310.643 shares                     1,202,967
          Term (80:20)

    *     American Express Trust Horizon Medium  Common Collective Trust - 29,043.111 shares                       648,591
          Term (50:50)

    *     American Express Trust Money Market II Common Collective Trust - 465,291.11 shares                       465,291

    *     American Express Trust Horizon Short   Common Collective Trust - 20,730.254 shares                       369,703
          Term (25:75)

          Vanguard Institutional Index Fund      Mutual Fund - 789,053.765 shares                               95,254,571

          Vanguard U.S. Growth Fund              Mutual Fund - 2,810,599.444 shares                             77,713,075

          AIM Balanced Fund                      Mutual Fund - 875,909.316 shares                               26,356,111
          Class A

          Janus Overseas Fund                    Mutual Fund - 236,017.946 shares                                6,263,916

          American Century Income  & Growth Fund Mutual Fund - 58,942.651 shares                                 1,779,479

          Reserve Fund Class A                   Mutual Fund - 409,799.61 shares                                   409,800

          Janus Mercury Fund                     Mutual Fund - 4,680.031 shares                                    138,857

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000

   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
    *     American Express Selective Fund        Mutual Fund - 28,208.966 shares                                   246,546
          Class Y

          Invesco Technology Fund                Mutual Fund - 2,193.464 shares                                    131,103

          Janus Investment Fund                  Mutual Fund - 1,572.339 shares                                     83,759

          Janus Olympus Fund                     Mutual Fund - 134.662 shares                                       55,168

          Janus Worldwide Fund                   Mutual Fund - 906.598 shares                                       51,549

          American Century International Growth  Mutual Fund - 3,690.155 shares                                     40,333
          Fund

          Warburg Pincus Emerging Growth Fund    Mutual Fund - 750.036 shares                                       26,927

          Strong Enterprise Fund                 Mutual Fund - 762.758 shares                                       21,639

          Janus Investor Fund                    Mutual Fund - 553.334 shares                                       19,560

          Value Equity Trust Scudder Select 500  Mutual Fund - 1,486.905 shares                                     19,003

    *     American Express S&P 500 Index Fund    Mutual Fund - 3,436.173 shares                                     17,628

          Warburg Pincus Cap Fund                Mutual Fund - 696.418 shares                                       16,470

          Pacific Century                        Mutual Fund - 20,000  shares                                       12,000

          Firsthand Technology Value Fund        Mutual Fund - 132.071 shares                                        9,817

          PBGH Large Cap 20 Fund                 Mutual Fund - 372.043 shares                                        9,375

          Invesco Telecommunications Fund        Mutual Fund - 224.601 shares                                        8,149

          Invesco Dynamics Fund                  Mutual Fund - 313.964 shares                                        7,463

          Invesco Sector Health Sciences Fund    Mutual Fund - 124.216 shares                                        7,375

          Strong Growth 20 Fund                  Mutual Fund - 289.825 shares                                        7,283

          Van Wagoner Technology Fund            Mutual Fund - 127.421 shares                                        5,335

          Gabelli Global Communications Fund     Mutual Fund - 223.518 shares                                        3,941

          Janus Global Life Sciences Fund        Mutual Fund - 179.276 shares                                        3,845

          PBHG Tech & Communications Fund        Mutual Fund - 110.179 shares                                        3,793

          Invesco Growth Inc.                    Mutual Fund - 234.058 shares                                        3,745

          Janus Fund                             Mutual Fund - 105.59 shares                                         3,515

          SIT Small Cap Growth Fund              Mutual Fund - 90.302 shares                                         3,175

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000


   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          Dresdner RCM Global Technology Fund    Mutual Fund - 68.446 shares                                         3,428

          Turner Mid Cap Fund                    Mutual Fund - 97.448 shares                                         2,981

          Oak Associates Red Oak Technology      Mutual Fund - 131.096 shares                                        2,855
          Selection Portfolio

          Invesco International Fund             Mutual Fund - 158.492 shares                                        2,821

          Firsthand Technology Leaders Fund      Mutual Fund - 78.17 shares                                          2,645

          Warburg Pincus Global                  Mutual Fund - 59.304 shares                                         2,500
          Telecommunications Fund

          Invesco Sector Leisure Fund            Mutual Fund - 66.806 shares                                         2,440

          SSGA Real Estate Equity Fund           Mutual Fund - 235.268 shares                                        2,263

          Janus Strategic Value Fund             Mutual Fund - 203.837 shares                                        2,144

          Strong Mid Cap Growth Fund             Mutual Fund - 99.454 shares                                         2,010

    *     American Express Blue Chip Advantage   Mutual Fund - 181.168 shares                                        1,772
          Fund

          Strong Small Cap Value Fund            Mutual Fund - 100.334 shares                                        1,723

          American Century Twentieth Century     Mutual Fund - 92.238 shares                                         1,414
          Vista Fund

          American Century Twentieth Century     Mutual Fund - 94.072 shares                                         1,369
          Heritage

          Janus Orion Fund                       Mutual Fund - 192.136 shares                                        1,347

          Mid Cap Fund                           Mutual Fund - 49.015 shares                                         1,304

          Dreyfus Discovery Fund Class F         Mutual Fund - 36.04 shares                                          1,252

          Warburg Pincus Global Post Venture     Mutual Fund - 53.267 shares                                         1,209
          Cap Fund

          Oak Associates Pin Oak Aggressive      Mutual Fund - 23.226 shares                                         1,080
          Stock Portfolio

                                                                     SCHEDULE I

                  THE LIMITED, INC. SAVINGS AND RETIREMENT PLAN
                            EIN #31-1048997 PLAN #002
           SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT YEAR END
                                DECEMBER 31, 2000


   (a)                     (b)                                         (c)                           (d)         (e)
---------------------------------------------------------------------------------------------------------------------------
              Identity of issue, borrower,        Description of investment including maturity       (1)
                lessor, or similar party           date, rate of interest, collateral, par or
                                                                 maturity value                    Cost      Current Value
---------------------------------------------------------------------------------------------------------------------------
          Green Century Balanced Fund            Mutual Fund - 53.821 shares                                         1,008

          TIAA-CREF Growth &                     Mutual Fund - 63.164 shares                                           887
          Income Fund

          Chase Manhattan                        Investment contract - 11,826,343 - 6.97% due                   12,885,557
                                                 12/31/50

          UBS                                    Investment contract - 8,968,606 - 7.17% due                     9,794,877
                                                 12/31/50

          JP Morgan                              Investment contract - 9,005,657 - 7.34% due                     9,679,931
                                                 12/31/50

          CDC                                    Investment contract - 8,655,491 - 7.02% due                     9,441,021
                                                 12/31/50

          Bank of America II                     Investment contract - 8,412,660 - 6.99% due                     9,098,704
                                                 12/31/50

          Protective                             Investment contract - 5,000,000 - 7.30% due                     5,314,630
                                                 02/17/04

          GE Life                                Investment contract - 5,000,000 - 7.10% due                     5,130,402
                                                 11/15/04

          Travelers                              Investment contract - 5,000,000 - 7.20% due                     5,071,945
                                                 10/15/03

          Bank of America I                      Investment contract - 4,444,308 - 7.19% due                     4,847,455
                                                 12/31/50

          Travelers                              Investment contract - 3,000,000 - 7.80% due                     3,201,591
                                                 05/15/05

          GE Life                                Investment contract - 3,000,000 - 7.79% due                     3,200,641
                                                 04/15/05

          Protective                             Investment contract - 3,000,000 - 7.71% due                     3,190,012
                                                 04/15/03

          Travelers                              Investment contract - 3,000,000 - 7.58% due                     3,173,490
                                                 06/15/03

          Protective                             Investment contract - 3,000,000 - 7.92% due                     3,153,288
                                                 08/15/05

          Protective                             Investment contract - 2,000,000 - 8.24% due                     2,099,896
                                                 08/15/05

          GE Life                                Investment contract - 2,000,000 - 7.28% due                     2,019,734
                                                 02/15/06

          Hartford                               Investment contract - 2,000,000 - 7.07% due                     2,010,885
                                                 12/14/05